SEMIANNUAL REPORT


December 31, 1995


INVESCO
INDUSTRIAL
INCOME
FUND,
INC.


A Smart Choice For
The Foundation
Of Your Portfolio


INVESCO FUNDS

Economic  Overview                                                 January  1996
     1995 will long stand out as a banner year for U.S. investors. The S&P 500 achieved a total return of 37.46% for the 12 months ended 12/31/95, only the fourth time in fifteen years the broad market returned over 25%. By other measures, market results were even more exciting: The Dow Jones Industrial Average broke 5000 for the first time in history, and fixed-income markets followed suit, with the Lehman Government/Corporate Bond Index gaining 19.24%.1
      This spectacular performance was influenced by a number of positive economic factors. Inflation was low at a mere 2.5%, unemployment was down, and growth in Gross Domestic Product slowed to apparently sustainable levels. In addition, the Federal Reserve Board cut short-term interest rates in July and December 1995, and by 0.25% in January 1996.
      By year-end, however, the broad market expansion appeared to be slowing down, with the S&P 500 growing just 1.94% in December.1 And in January the stock market whipsawed in the wake of stalled federal budget negotiations.
      Until a budget settlement is reached in Washington, it seems likely that the market will remain volatile. However, we feel that budget approval will ultimately restore the market to moderate growth levels, heralding the beginning of a trend for both the U.S. stock and bond markets throughout 1996.
      This year, the markets should get some help from slow, steady economic growth, but earnings improvements almost certainly won't see the dramatic gains enjoyed in 1995. In addition, although business investment is expected to be lower in '96, U.S. companies should continue to enjoy expanded sales overseas. Therefore, although we may see corrections in some sectors, we expect advances in securities prices to be in the single-digit range for 1996.

/s/ R. Dalton Sim
------------------
R. Dalton Sim
Chairman and President
INVESCO Trust Company


Industrial Income Fund


                            Industrial Income Fund
                       Average Annualized Total Return
                               as of 12/31/952

                           1 year                       27.33%
                           -----------------------------------
                           5 years                      16.11%
                           -----------------------------------
                           10 years                     14.56%
                           -----------------------------------

      For the one-year period ended 12/31/95, Industrial Income Fund had a total return of 27.33%.2 This return was achieved in a portfolio made up of both stocks and bonds. Therefore, this return is significantly higher than the Lehman Government/Corporate Bond Index return of 19.24%, and is below the S&P 500 return of 37.46% for the same period.1

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Industrial Income Fund to the value of a $10,000 investment in the S&P 500 and Lehman Government/Corporate Bond Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 12/31/95.

      The line graph above represents the value of a $10,000 investment in INVESCO Industrial Income Fund, plus reinvested dividends and capital gain distributions, for the 10-year period ended 12/31/95.2
      The chart and other total return figures cited reflect the portfolio's operating expenses. However, the indexes do not have expenses which would, of course, have lowered their performance.
      Equity-income funds often rely solely on conservative, high-yielding stocks to provide both growth and income to investors. By contrast, at year-end Industrial Income Fund held almost 30% of its portfolio in bonds.
      This combination of stock and bond investments allows the fund to pursue its primary mission of providing high current income with the potential for capital appreciation, yet remain defensive against potential equity market downturns. In 1995, the fund provided income from dividends totaling $0.404 per share.2
      While the fund's reliance on bonds helps to offset risks, it can also cause it to perform below the broad equity market's return over the short-term. We saw this situation in the bull stock market of 1995. However, this strategy has proven very effective over the long-term, as can be seen from the fact that the fund has outperformed the S&P 500 for every fifteen-year period since its inception.2

Graph:      Portfolio Diversification by Value

      This bar graph reflects the allocation of the Industrial Income Fund's portfolio by value of net assets in Fixed Income, Capital Goods & Construction, Consumer Cyclical, Consumer Staples, Energy, Technology, Finance, Other Equity, and Net Cash & Short-Term for the periods ending 12/94, 6/95, and 12/95.

Equity Strategy
      With over 100 names in the portfolio, stocks are selected from major companies with average capitalizations of $10 to $20 billion. Portfolio allocations are presently diversified across various investment sectors, with specific stocks chosen for their potential to benefit from global economic growth, superior competitive positioning, excellent management, leadership positions, strong balance sheets, and overall quality and liquidity.

Sector Analysis
      Capital Goods. During the second half of the year, many cyclical issues began to come under pressure as the market questioned the potential for continued strength of corporate earnings. The fund capitalized on gains already achieved in this sector; during the third quarter we sold holdings in many of our capital goods stocks, such as Caterpillar Inc and Deere & Co, as price targets were reached.
      Energy. Integrated oil and gas companies such as Exxon Corp and Amoco Corp seem poised to benefit from record cold winters combined with increased worldwide demand for energy. These companies' diversification among a variety of products and services tends to dampen their sensitivity to volatile oil and gas pricing, while providing attractive growth opportunities over the long-term.
      Finance. A combination of decreasing interest rates and synergies associated with mergers and acquisitions bodes well for this sector. Companies such as Chase Manhattan, whose merger with Chemical Bank was announced in October, are well positioned to see continued growth within this environment.
      Technology. While still representing about 7% of the equity portfolio, we are mindful that in many cases high-priced technology stocks may be vulnerable as the economy slows down. Therefore, we are positioning ourselves more defensively in this industry.

Fixed-Income Strategy
      Industrial Income's fixed-income segment is managed to pursue a strong combination of income and capital appreciation. We seek this goal through a unique "barbell" portfolio structure. More than half of the bonds are in AAA-rated government securities, in an effort to provide the portfolio with stability. The remainder is invested primarily in below-investment grade corporate bonds, generating higher current income with the potential for capital appreciation.

Bond Segment Analysis
      Duration. The fund's average duration (excluding cash and equivalents) as of 12/31/95 was 5.8 years, at the long end of its normal range of 4 to 6 years. The increase has allowed the fund to maximize the capital appreciation that has been achieved by longer securities during the recent bull market for bonds.
      Treasury Bonds. The fund's AAA-rated government securities provide Industrial Income with a strong measure of security, since their underlying value is affected primarily by interest rate fluctuations.

Graph:      Fixed-Income Portfolio Quality
            as of 12/31/95

      This pie chart shows the allocation of fixed-income investments for each of the following ratings categories: AAA/Government - 59.1%, AA and A - 1.8%, BBB - 4.9%, BB - 18.8%, B - 14.9%, Other - 0.5%.

      Corporate Bonds. Recent market conditions have left investment grade corporate bonds offering returns that are relatively unattractive in comparison to Treasury certificates. Lower-rated high-yield bonds, on the other hand, have presented significant opportunities for both growth and income.
      We focus on a variety of opportunities for appreciation. One has been cyclical companies with "near-death experiences." Having survived bankruptcy and appearing to successfully restructure balance sheets and reduce debt, companies such as USG Corp have seen ratings improvement and subsequent price appreciation.
      Special situations provide another growth prospect. For example, Cablevision Industries held a below-investment grade rating, even after its acquisition by Time Warner. When the ratings caught up with the acquisition, significant appreciation was realized.
      In addition to growth potential in the broad fixed-income market, we have found that conditions within certain sectors present opportunities as well. Cable television, telecommunications and broadcasting are currently attractive, due to improving creditworthiness and takeover activity.

Looking Forward
      We believe that our unique approach of combining a diversified fixed-income segment with growth and income-oriented equity securities leaves the fund well positioned to withstand potential market volatility in the face of a slowing economy.
      However, selection of individual securities will become even more important in this environment, as we feel earnings growth will be more difficult to come by. Therefore, the fund is concentrating on those companies and industries that we expect can grow earnings or respond to special situations, regardless of the economic environment.

Fund Managers
      Industrial   Income   Fund   is   co-managed   by  two   INVESCO   Trust
Company   senior  vice   presidents.   Industry   veteran   Charles  P.  Mayer
oversees  the  equity  portion  of  the  holdings.  He  began  his  investment
career  in  1969,   and  previously   managed  a  sizable   equity   portfolio
for   Westinghouse   Pension   Investment   Corporation.   Mr.   Mayer  earned
his MBA from St. John's University and BA from St. Peter's College.
      Donovan "Jerry" Paul manages the fund's fixed-income investments. He earned his MBA from the University of Northern Iowa, as well as a BBA from the University of Iowa. A Chartered Financial Analyst, Mr. Paul has more than 19 years of experience in the securities industry. He joined INVESCO in 1994; previously, he was director of fixed-income research and a portfolio manager for Stein, Roe & Farnham. Mr. Paul also manages INVESCO Select Income Fund and High Yield Fund, as well as co-managing INVESCO Balanced Fund.
      These   managers  are   assisted  by  Albert  M.   Grossi,   who  joined
INVESCO   in  1995  from   Westinghouse   Pension   Investments   Corporation,
where  he  was  portfolio  manager/senior  analyst.  He  has  both  a  BA  and
MBA   from   Rutgers    University.    Mr.   Grossi   also   manages   INVESCO
Worldwide Capital Goods Fund.

1 The S&P 500 and Dow Jones Industrial Average are unmanaged indexes considered representative of the performance of the broad U.S. stock market. The Lehman Government/Corporate Index is an unmanaged index illustrating the broad fixed-income market.

2 Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased. The 15-year periods in which the fund outperformed the S&P 500 (21 in all) are based on total return from 1/1/61-12/31/75, to 1/1/81-12/31/95. Of course, past performance is not a guarantee of future results.

INVESCO Industrial Income Fund, Inc.
Ten Largest Common Stock Holdings
December 31, 1995


Description                          Value
---------------------------------------------
US West Communications            $78,650,000
AT&T Corp                          77,700,000
Bank of New York                   58,500,000
General Electric                   57,600,000
Kansas City Southern Industries    57,507,750
Exxon Corp                         56,087,500
Lockheed Martin                    55,300,000
International Business Machines    55,050,000
Eastman Kodak                      53,600,000
Pharmacia & Upjohn                 53,237,656

Composition of holdings is subject to change.

INVESCO Industrial Income Fund, Inc.
Statement of Investment Securities
December 31, 1995
UNAUDITED

                                                   Shares or
                                                   Principal
Description                                           Amount               Value
--------------------------------------------------------------------------------
COMMON STOCKS 68.09%
AEROSPACE & DEFENSE 3.58%
Boeing Co                                            500,000         $39,187,500
General Motors Class H                               600,000          29,475,000
Lockheed Martin                                      700,000          55,300,000
McDonnell Douglas                                    300,000          27,600,000
                                                                 ---------------
                                                                     151,562,500
                                                                 ---------------
AUTOMOBILE RELATED 2.40%
Borg-Warner Automotive                               365,600          11,699,200
Chrysler Corp                                        425,000          23,534,375
Cummins Engine                                       300,000          11,100,000
Eaton Corp                                           600,000          32,175,000
Ford Motor                                           800,000          23,200,000
                                                                 ---------------
                                                                     101,708,575
                                                                 ---------------
BANKING 4.82%
Bank of New York                                   1,200,000          58,500,000
BankAmerica Corp                                     300,000          19,425,000
Chase Manhattan                                      800,000          48,500,000
Citicorp                                             400,000          26,900,000
First Chicago NBD                                    743,000          29,348,500
Mellon Bank                                          400,000          21,500,000
                                                                 ---------------
                                                                     204,173,500
                                                                 ---------------
BUILDING &  CONSTRUCTION RELATED 0.68%
Fluor Corp                                           200,000          13,200,000
Masco Corp                                           500,000          15,687,500
                                                                 ---------------
                                                                      28,887,500
                                                                 ---------------
CABLE TELEVISION 0.43%
Comcast Corp Special Class A                       1,000,000          18,187,500
                                                                 ---------------
CHEMICALS 0.61%
Olin Corp                                            350,000          25,987,500
                                                                 ---------------
COMPUTER RELATED 1.50%
Hewlett-Packard Co                                   100,000           8,375,000
International Business Machines                      600,000          55,050,000
                                                                 ---------------
                                                                      63,425,000
                                                                 ---------------

DIVERSIFIED COMPANIES 6.10%
AlliedSignal Inc                                   1,000,000          47,500,000
du Pont (E I) de Nemours                             600,000          41,925,000
General Electric                                     800,000          57,600,000
Hanson PLC Sponsored ADR                             600,000           9,150,000
Kansas City Southern Industries                    1,257,000          57,507,750
Minnesota Mining & Manufacturing                     200,000          13,250,000
Tenneco Inc                                          400,000          19,850,000
Whitman Corp                                         500,000          11,625,000
                                                                 ---------------
                                                                     258,407,750
                                                                 ---------------
ELECTRICAL EQUIPMENT 0.92%
Honeywell Inc                                        800,000          38,900,000
                                                                 ---------------
ELECTRONICS 1.82%
Harris (Del) Corp                                    500,000          27,312,500
Intel Corp                                           400,000          22,700,000
Nokia Corp Sponsored ADR
  Representing Ord A Shrs~                           700,000          27,212,500
                                                                 ---------------
                                                                      77,225,000
                                                                 ---------------
ENGINEERING 0.60%
Foster Wheeler                                       600,000          25,500,000
                                                                 ---------------
FINANCE RELATED 1.47%
American Express                                     400,000          16,550,000
Block (H & R) Inc                                    800,000          32,400,000
Household International                              225,000          13,303,125
                                                                 ---------------
                                                                      62,253,125
                                                                 ---------------
FOOD PRODUCTS & BEVERAGES 4.36%
Anheuser-Busch Cos                                   300,000          20,062,500
CPC International                                    400,000          27,450,000
General Mills                                        600,000          34,650,000
Heinz (H J) Co                                     1,125,000          37,265,625
Kellogg Co                                           200,000          15,450,000
Quaker Oats                                          400,000          13,800,000
Seagram Co Ltd                                     1,044,000          36,148,500
                                                                 ---------------
                                                                     184,826,625
                                                                 ---------------
FUNERAL SERVICES 0.52%
Service Corp International                           500,000          22,000,000
                                                                 ---------------
HOTELS 1.16%
Hilton Hotels                                        800,000          49,200,000
                                                                 ---------------
INSURANCE 1.05%
Allmerica Property & Casualty                        500,000          13,500,000
General Re                                           200,000          31,000,000
                                                                 ---------------
                                                                      44,500,000
                                                                 ---------------

MACHINERY 0.86%
Ingersoll-Rand Co                                    550,000          19,318,750
TRINOVA Corp                                         600,000          17,175,000
                                                                 ---------------
                                                                      36,493,750
                                                                 ---------------
MEDICAL EQUIPMENT & SUPPLIES 0.71%
Becton Dickinson                                     400,000          30,000,000
                                                                 ---------------
MEDICAL PRODUCTS 0.74%
Baxter International                                 750,000          31,406,250
                                                                 ---------------
MEDICAL RELATED - DRUGS 4.29%
American Home Products                               500,000          48,500,000
Merck & Co                                           400,000          26,300,000
Novo-Nordisk A/S ADR                                 859,172          29,211,848
Pharmacia & Upjohn                                 1,373,875          53,237,656
Warner-Lambert Co                                    250,000          24,281,250
                                                                 ---------------
                                                                     181,530,754
                                                                 ---------------
MINING 1.27%
ASARCO Inc                                           800,000          25,600,000
Newmont Mining                                       624,050          28,238,262
                                                                 ---------------
                                                                      53,838,262
                                                                 ---------------
OFFICE EQUIPMENT 0.97%
Xerox Corp                                           300,000          41,100,000
                                                                 ---------------
OIL & GAS RELATED 8.04%
Amoco Corp                                           670,000          48,156,250
Apache Corp                                          500,000          14,750,000
Atlantic Richfield                                   400,000          44,300,000
Chevron Corp                                         500,000          26,250,000
Dresser Industries                                 1,000,000          24,375,000
Exxon Corp                                           700,000          56,087,500
Halliburton Co                                       550,000          27,843,750
Royal Dutch Petroleum 5 Gldr Shrs                    250,000          35,281,250
Schlumberger Ltd                                     450,000          31,162,500
Sonat Inc                                            500,000          17,812,500
Unocal Corp                                          500,000          14,562,500
                                                                 ---------------
                                                                     340,581,250
                                                                 ---------------
PAPER & PAPER PRODUCTS 0.36%
International Paper                                  400,000          15,150,000
                                                                 ---------------
PHOTO EQUIPMENT 1.27%
Eastman Kodak                                        800,000          53,600,000
                                                                 ---------------
PRINTING & PUBLISHING 1.09%
Donnelley (R R) & Sons                               600,000          23,625,000
Time Warner                                          600,000          22,725,000
                                                                 ---------------
                                                                      46,350,000
                                                                 ---------------

REAL ESTATE RELATED 2.01%
Health & Retirement Properties Trust REIT          1,600,000          26,000,000
Health Care Property Investors REIT                  550,000          19,318,750
Healthcare Realty Trust                              400,000           9,200,000
Meditrust SBI REIT                                   500,000          17,437,500
Omega Healthcare Investors                           500,000          13,312,500
                                                                 ---------------
                                                                      85,268,750
                                                                 ---------------
RECREATION  PRODUCTS & SERVICES 0.84%
Disney (Walt) Co                                     600,000          35,400,000
                                                                 ---------------
RETAIL 2.62%
Albertson's Inc                                      400,000          13,150,000
Limited Inc                                        1,000,000          17,375,000
May Department Stores                                800,000          33,800,000
Melville Corp                                        500,000          15,375,000
Sears Roebuck & Co                                   800,000          31,200,000
                                                                 ---------------
                                                                     110,900,000
                                                                 ---------------
SAVINGS & LOAN 0.35%
Charter One Financial                                480,000          14,700,000
                                                                 ---------------
TELECOMMUNICATIONS 1.83%
AT&T Corp                                          1,200,000          77,700,000
                                                                 ---------------
TOBACCO 1.17%
Philip Morris                                        550,000          49,775,000
                                                                 ---------------
TRANSPORTATION 1.98%
Conrail Inc                                          400,000          28,000,000
Norfolk Southern                                     300,000          23,812,500
Overseas Shipholding                                 300,000           5,700,000
Union Pacific                                        400,000          26,400,000
                                                                 ---------------
                                                                      83,912,500
                                                                 ---------------
UTILITIES 5.67%
Bell Atlantic                                        600,000          40,125,000
GTE Corp                                             600,000          26,400,000
KN Energy                                            336,900           9,812,213
NYNEX Corp                                           800,000          43,200,000
U S WEST Communications Group                      2,200,000          78,650,000
U S WEST Media Group                               2,200,000          41,800,000
                                                                 ---------------
                                                                     239,987,213
                                                                 ---------------
TOTAL COMMON STOCKS
  (Cost $2,292,375,657 )                                           2,884,438,304
                                                                 ---------------
FIXED INCOME SECURITIES   27.66%
US Government Obligations   8.43%
US Treasury Bonds
  7.625%, 2/15/2025                               100,000,000        122,187,500

US Treasury Notes
    6.750%, 4/30/2000                              35,000,000         36,837,500
    6.500%, 5/15/2005                              67,000,000         71,396,875
    5.875%, 2/15/2004                              75,000,000         76,523,325
    5.375%, 11/30/1997                             50,000,000         50,156,250
                                                                 ---------------
TOTAL US GOVERNMENT
  OBLIGATIONS
  (Cost $341,211,996)                                                357,101,450
                                                                 ---------------
US Government Agency Obligations   7.97%
Federal Home Loan Mortgage, Deb
   6.450%, 10/20/1999                               3,000,000          3,030,744

Federal Home Loan Mortgage Gold Pool
   8.000%, 12/1/2024                               18,592,777         19,274,183
   7.500%, 9/1/2024                                 9,258,159          9,493,399
   7.000%, 6/1/2024                                 9,065,279          9,152,569
   6.500%, 7/1/2008                                35,306,488         35,535,592
   6.500%, 8/1/2008                                 7,927,200          7,978,640
   6.500%, 6/1/2010                                47,460,430         47,768,401
   6.500%, 8/1/2010                                10,032,985         10,089,260
Federal National Mortgage Association,
  Gtd Mortgage Pass-Through Certificates
  7.500%, 6/1/2024                                 14,568,067         14,924,825
  6.500%, 7/1/2008                                 40,086,862         40,318,524
  6.000%, 10/1/2009                                22,962,314         22,737,949
Government National Mortgage Association I,
  Modified Pass-Through Certificates
  7.500%, 10/15/2023                               17,700,496         18,213,084
  7.000%, 12/15/2023                               48,700,964         49,345,229
Student Loan Marketing Association,
  Notes, Floating
  5.260%, 1/13/1999                                12,750,000         12,736,510
  5.260%, 2/8/1999                                 37,250,000         37,217,034
                                                                 ---------------
TOTAL US GOVERNMENT
 AGENCY OBLIGATIONS
 (Cost $330,206,191)                                                 337,815,943
                                                                 ---------------
Corporate Bonds   11.26%
AUTOMOBILE RELATED   0.07%
Auburn Hills Trust, Deb
  Gtd Exchangeable Certificates
  12.000%, 5/1/2020                                 2,000,000          3,120,870
                                                                 ---------------
BANKING   0.16%
Sovereign Bancorp
  Medium-Term Sub Notes
  8.000%, 3/15/2003                                 6,500,000          6,832,079
                                                                 ---------------
BROADCASTING   1.44%
Allbritton Communications
  Sr Sub Deb, 11.500%, 8/15/2004                   13,350,000         14,034,187
Benedek Broadcasting Sr Secured Notes
  11.875%, 3/1/2005                                 8,400,000          8,904,000
EZ Communications
  Sr Sub Notes, 9.750%, 12/1/2005                   3,250,000          3,266,250
Granite Broadcasting
  Sr Sub Deb, 12.750%, 9/1/2002                    11,550,000         12,820,500
  Sr Sub Notes, Series A 10.375%, 5/15/2005         4,000,000          4,100,000

Outlet Broadcasting, Sr Sub Notes,
  10.875%, 7/15/2003                                2,775,000          3,080,250
Paramount Communications Sub Deb
  Series A, 7.000%, 7/1/2003                        7,500,000          7,275,000
  Series B, 7.000%, 7/1/2003                        3,140,000          3,045,800
SCI Television, Sr Secured Notes
  11.000%, 6/30/2005                                4,290,000          4,504,500
                                                                 ---------------
                                                                      61,030,487
                                                                 ---------------
BUILDING & CONSTRUCTION RELATED   0.07%
USG Corp, Sr Notes
  8.500%, 8/1/2005                                  3,000,000          3,097,500
                                                                 ---------------
CABLE TELEVISION   2.32%
Cablevision Industries, Sr Deb
  Series B, 9.250%, 4/1/2008                       21,300,000         23,004,000
Century Communications, Sr Sub
  Notes, 11.875%, 10/15/2003                        5,000,000          5,387,500
Continental Cablevision, Sr Notes^
  8.300%, 5/15/2006                                 7,000,000          7,000,000
Diamond Cable Communications
  PLC, Sr Discount Step-Up Notes
  Zero Coupon^^, 12/15/2005                        19,000,000         11,210,000
Jones Intercable, Sr Sub Deb
  11.500%, 7/15/2004                                4,000,000          4,420,000
  10.500%, 3/1/2008                                 7,403,000          8,050,763
Marcus Cable LP/Marcus Cable
  Capital II, Sr Sub Gtd
  Discount Step-Up Notes
  Zero Coupon^^, 12/15/2005                        12,600,000          8,568,000
Summit Communications Group
  Sr Sub Deb, 10.500%, 4/15/2005                    6,100,000          6,771,000
Viacom Inc, Sub Deb
  8.000%, 7/7/2006                                 19,800,000         20,197,584
Videotron Holdings PLC
  Sr Discount Step-Up Notes
  Zero Coupon^^, 8/15/2005                          5,725,000          3,549,500
                                                                 ---------------
                                                                      98,158,347
                                                                 ---------------
CHEMICALS    0.35%
Rexene Corp, Sr Notes
  11.750%, 12/1/2004                                7,750,000          8,156,875
SIFTO Canada, Gtd Sr Secured
  Notes, 8.500%, 7/15/2000                          7,000,000          6,773,921
                                                                 ---------------
                                                                      14,930,796
                                                                 ---------------
COMPUTER RELATED   0.05%
CONVEX Computer, Conv Sub Deb
  6.000%, 3/1/2012                                  2,335,000          2,095,663
                                                                 ---------------
DIVERSIFIED COMPANIES   0.14%
Figgie International, Sr Notes
  9.875%, 10/1/1999                                 6,105,000          6,089,738
                                                                 ---------------
FINANCE RELATED   0.35%
Associates Corp of North America
  Sr Deb, 8.550%, 7/15/2009                        10,000,000         11,926,560

RAPP International Finance Co BV
  Gtd Secured Notes
  11.500%, 12/15/2000                               3,000,000          2,981,250
                                                                 ---------------
                                                                      14,907,810
                                                                 ---------------
HEALTH CARE RELATED   0.20%
Tenet Healthcare
  Sr Notes, 8.625%, 12/1/2003                       5,450,000          5,749,750
  Sr Sub Notes, 10.125%, 3/1/2005                   2,500,000          2,768,750
                                                                 ---------------
                                                                       8,518,500
                                                                 ---------------
INSURANCE    0.26%
New England Mutual Life Insurance
  Surplus Notes^ 7.875%, 2/15/2024                  5,000,000          5,181,820
Torchmark Corp, Deb 8.250%, 8/15/2009               5,000,000          5,767,285
                                                                 ---------------
                                                                      10,949,105
                                                                 ---------------
OIL & GAS RELATED   0.67%
Gulf Canada Resources Ltd
  Sr Sub Deb, 9.250%, 1/15/2004                     6,550,000          6,783,566
Louis Dreyfus Natural Gas
  Sr Sub Notes, 9.250%, 6/15/2004                   5,000,000          5,400,000
NorAm Energy, Deb 10.000%, 11/15/2019               6,000,000          6,851,370
TransTexas Gas, Sr Secured Notes
  11.500%, 6/15/2002                                5,000,000          5,162,500
Trident NGL, Sub Notes 10.250%, 4/15/2003           3,900,000          4,309,500
                                                                 ---------------
                                                                      28,506,936
                                                                 ---------------
PAPER & PAPER PRODUCTS   0.81%
Crown Paper, Sr Sub Notes 11.000%, 9/1/2005         6,000,000          5,250,000
Gaylord Container
  Sr Notes, 11.500%, 5/15/2001                      3,000,000          3,090,000
  Sr Sub Discount Step-Up Deb
  Zero Coupon^^, 5/15/2005                          7,950,000          7,791,000
Quno Corp, Sr Notes 9.125%, 5/15/2005               4,350,000          4,393,500
Tembec Finance, Gtd Sr Notes
  9.875%, 9/30/2005                                 8,500,000          8,372,500
Williamhouse-Regency of Delaware
  Sr Sub Notes^ 13.000%, 11/15/2005                 5,000,000          5,187,500
                                                                 ---------------
                                                                      34,084,500
                                                                 ---------------
PRINTING & PUBLISHING   0.63%
American Media Operations Sr Sub Notes
  11.625%, 11/15/2004                               6,000,000          6,030,000
News America Holdings Deb,
  8.500%, 2/23/2025                                 5,725,000          6,626,195
  Notes, 8.250%, 8/10/2018                          4,000,000          4,363,448
  Sr Notes, 8.500%, 2/15/2005                       5,900,000          6,648,887
Valassis Inserts, Sr Sub Notes
  9.375%, 3/15/1999                                 3,000,000          3,062,721
                                                                 ---------------
                                                                      26,731,251
                                                                 ---------------

RECREATION PRODUCTS
  & SERVICES    0.70%
Ballys Casino Holdings Sr Discount Notes
  Zero Coupon^^, 6/15/1998                          7,895,000          6,316,000
Empress River Casino Finance
  Gtd Sr Notes, 10.750%, 4/1/2002                   6,400,000          6,528,000
Hollywood Casino Gtd Sr Secured Notes
  12.750%, 11/1/2003                                3,000,000          2,745,000
MGM Grand Hotel Finance
  1st Mortgage Notes
  12.000%, 5/1/2002                                 6,025,000          6,574,781
United Artists Theatre Circuit
  Sr Secured Notes, Series B
  11.500%, 5/1/2002                                 7,175,000          7,641,375
                                                                 ---------------
                                                                      29,805,156
                                                                 ---------------
RETAIL    0.53%
Revco (D S) Inc, Sr Notes
  9.125%, 1/15/2000                                11,755,000         12,695,400
Samsonite Corp, Sr Sub Notes
  Series B, 11.125%, 7/15/2005                      3,000,000          2,940,000
TLC Beatrice International Holdings
  Sr Secured Notes 11.500%, 10/1/2005               6,900,000          6,813,750
                                                                 ---------------
                                                                      22,449,150
                                                                 ---------------
SAVINGS & LOAN   0.36%
Western Financial Savings Bank
  Sub Capital Deb  8.500%, 7/1/2003                14,000,000         14,997,850
                                                                 ---------------
TELECOMMUNICATIONS   0.85%
Centennial Cellular, Sr Notes
  8.875%, 11/1/2001                                10,480,000         10,296,600
Comcast Cellular Sr Participation Notes
  Series A Zero Coupon^^, 3/5/2000                  3,000,000          2,302,500
  Series B Zero Coupon^^, 3/5/2000                  6,000,000          4,605,000
Lenfest Communications
  Sr Secured Notes   8.375%, 11/1/2005              8,900,000          8,900,000
Mobile Telecommunication Technologies,
  Sr Sub Discount Notes, 13.500%, 12/15/2002        6,000,000          6,660,000
MobileMedia Corp
  Sr Sub Notes, 9.375%, 11/1/2007                   3,000,000          3,090,000
                                                                 ---------------
                                                                      35,854,100
                                                                 ---------------
TOBACCO   0.12%
RJR Nabisco, Notes
  8.750%, 8/15/2005                                 5,000,000          5,124,700
                                                                 ---------------
TRANSPORTATION   0.92%
Delta Air Lines Equipment Trust Certificates
  Series 1992E, 9.300%, 1/2/2010                    4,175,000          4,931,961
  Series 1992F, 9.300%, 1/2/2011                    4,585,000          5,416,297
Overseas Shipholding Group Deb,
  8.750%, 12/1/2013                                 8,000,000          8,525,344
  Notes, 8.000%, 12/1/2003                          2,950,000          3,043,562

Southern Pacific Railroad
  Sr Notes, 9.375%, 8/15/2005                      11,840,000         12,876,000
Stena AB, Sr Notes 10.500%, 12/15/2005              4,000,000          4,080,000
                                                                 ---------------
                                                                      38,873,164
                                                                 ---------------
UTILITIES    0.26%
Commonwealth Edison, 1st Mortgage
  Series 16, 6.375%, 10/1/1998                      5,000,000          4,998,820
First PV Funding, Lease Oblig
  Series 1986B, 8.950%, 1/15/1997                   5,755,000          5,781,743
                                                                 ---------------
                                                                      10,780,563
                                                                 ---------------
TOTAL CORPORATE BONDS
  (Cost $462,193,456)                                                476,938,265
                                                                 ---------------
TOTAL FIXED INCOME SECURITIES
  (Cost $1,133,611,643)                                            1,171,855,658
                                                                 ---------------
OTHER SECURITIES   0.08%
TELECOMMUNICATIONS   0.08%
American Communications Services Units^
  (Each unit consists of one
  $1,000 face amount, Sr Discount
  Step-Up Note, Zero Coupon^^
  11/1/2005 and one wrnt to buy
  12,860 shrs of cmn stock)
  (Cost $3,274,927)                                 6,000,000          3,315,000
                                                                 ---------------
SHORT-TERM INVESTMENTS -
 COMMERCIAL PAPER  4.17%
 FINANCE RELATED   4.17%
Associates Corp of North America
  5.950%, 1/2/1996                                  8,022,000          8,022,000
Chevron Oil Finance
  5.900%, 1/4/1996                                 29,085,000         29,085,000
  5.680%, 1/3/1996                                 38,956,000         38,956,000
General Electric Capital
  5.900%, 1/2/1996                                 29,084,000         29,084,000
  5.900%, 1/4/1996                                 28,603,000         28,603,000
  5.800%, 1/3/1996                                 14,500,000         14,500,000
Sears Roebuck Acceptance
  5.830%, 1/8/1996                                 28,603,000         28,603,000
                                                                 ---------------
TOTAL SHORT-TERM INVESTMENTS -
  COMMERCIAL PAPER
  (Cost $176,853,000)                                                176,853,000
                                                                 ---------------
TOTAL INVESTMENT
  SECURITIES AT VALUE 100.00%
  (Cost  $3,606,115,227)
  (Cost for Income Tax Purposes $3,606,343,741)                    4,236,461,962
                                                                 ===============

~ Security is an affiliated company (see Note 5).

* Security is non-income producing.

^^ Step up bonds are obligations which increase the interest payment rate at specific points in time. Rate shown reflects current rate which may step up at a future date.

^ The following are restricted securities at December 31, 1995:


                                                                      Value as
                                        Acquisition     Acquisition     % of
Security Name                             Date(s)           Cost      Net Assets
--------------------------------------------------------------------------------
American Communications Services,
Units                                    11/19/95       $ 4,816,350        0.08%
Continental Cablevision, Sr Notes,
   8.300%, 5/15/2006                     12/19/95         6,942,500         0.16
New England Mutual Life
   Insurance Surplus Notes
   7.875%, 2/15/2024                      8/29/95         4,816,350         0.12
Williamhouse-Regency of
   Delaware, Sr Sub Notes,
   13.000%, 11/15/2005                   11/15/95         6,000,000         0.12
                                                                         -------
                                                                           0.48%
                                                                         =======

See Notes to Financial Statements

INVESCO Industrial Income Fund, Inc.
Statement of Assets and Liabilities
December 31, 1995
UNAUDITED

ASSETS
Investment Securities at Value
   (Cost $3,606,115,227)                                          $4,236,461,962
Cash                                                                   1,015,966
Receivables:
   Investment Securities Sold                                         11,389,627
   Fund Shares Sold                                                    6,797,103
   Dividends and Interest                                             25,906,156
Prepaid Expenses and Other Assets                                        225,237
                                                                 ---------------
TOTAL ASSETS                                                       4,281,796,051
                                                                 ---------------
LIABILITIES
Payables:
   Distributions to Shareholders                                       6,095,552
   Investment Securities Purchased                                     2,959,148
   Fund Shares Repurchased                                            12,917,540
Accrued Distribution Expenses                                          3,440,981
Accrued Expenses and Other Payables                                      291,210
                                                                 ---------------
TOTAL LIABILITIES                                                     25,704,431
                                                                 ---------------
Net Assets at Value                                              $ 4,256,091,620
                                                                 ===============
NET ASSETS
Paid-in Capital*                                                 $ 3,548,833,354
Accumulated Undistributed Net Investment Income                        1,100,888
Accumulated Undistributed Net Realized Gain
   on Investment Securities and Foreign
   Currency Transactions                                              75,810,643
Net Appreciation of Investment Securities and
   Foreign Currency Transactions                                     630,346,735
                                                                 ---------------
Net Assets at Value                                              $ 4,256,091,620
                                                                 ===============
Net Asset Value, Offering and Redemption
Price per Share                                                          $ 12.72
                                                                         =======

* The Fund has one billion authorized shares of common stock, par value of $1.00 per share, of which 334,681,323 shares were outstanding at December 31, 1995.

See Notes to Financial Statements

INVESCO Industrial Income Fund, Inc.
Statement of Operations
Six Months Ended December 31, 1995
UNAUDITED

INVESTMENT INCOME
INCOME
Dividends                                                            $37,289,515
Interest                                                              48,181,777
   Foreign Taxes Withheld                                              (150,490)
                                                                 ---------------
   TOTAL INCOME                                                       85,320,802
                                                                 ---------------
EXPENSES
Investment Advisory Fees                                              10,639,730
Distribution Expenses                                                  5,187,537
Transfer Agent Fees                                                    2,717,944
Administrative Fees                                                      316,252
Custodian Fees and Expenses                                              322,009
Directors' Fees and Expenses                                             116,562
Professional Fees and Expenses                                            89,227
Registration Fees and Expenses                                            74,085
Reports to Shareholders                                                  344,399
Other Expenses                                                           150,661
                                                                 ---------------
   TOTAL EXPENSES                                                     19,958,406
   Fees and Expenses Absorbed by Investment Adviser                    (562,686)
   Fees and Expenses Paid Indirectly                                   (171,810)
                                                                 ---------------
   NET EXPENSES                                                       19,223,910
                                                                 ---------------
NET INVESTMENT INCOME                                                 66,096,892
                                                                 ---------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities and
   Foreign Currency Transactions                                     136,367,980
Change in Net Appreciation of Investment
   Securities and Foreign Currency Transactions                      206,338,494
                                                                 ---------------
NET GAIN ON INVESTMENT SECURITIES                                    342,706,474
                                                                 ---------------
Net Increase in Net Assets from Operations                          $408,803,366
                                                                 ===============

See Notes to Financial Statements

INVESCO Industrial Income Fund, Inc.
Statement of Changes in Net Assets

                                                           Six Months                    Year
                                                                Ended                   Ended
                                                          December 31                 June 30
                                                      ---------------------------------------
                                                                 1995                    1995
                                                            UNAUDITED
OPERATIONS
Net Investment Income                                     $66,096,892            $140,289,025
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                      136,367,980              52,677,597
Change in Net Appreciation of Investment
   Securities and Foreign Currency Transactions           206,338,494             336,508,408
                                                      ---------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                408,803,366             529,475,030
                                                      ---------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                    (66,243,220)           (140,427,579)
Net Realized Gain on Investment Securities               (77,504,419)           (180,471,498)
                                                      ---------------------------------------
TOTAL DISTRIBUTIONS                                     (143,747,639)           (320,899,077)
                                                      ---------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                             335,592,013             767,808,162
Reinvestment of Distributions                             135,394,498             301,417,968
                                                      ---------------------------------------
                                                          470,986,511           1,069,226,130
Amounts Paid for Repurchases of Shares                  (489,559,527)         (1,181,514,849)
                                                      ---------------------------------------
NET DECREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                    (18,573,016)           (112,288,719)
                                                      ---------------------------------------
Total Increase in Net Assets                              246,482,711              96,287,234
NET ASSETS
Beginning of Period                                     4,009,608,909           3,913,321,675
                                                      ---------------------------------------
End of Period (Including Accumulated
   Undistributed Net Investment Income of
   $1,100,888 and $1,916,689, respectively)            $4,256,091,620          $4,009,608,909
                                                      =======================================

FUND SHARE TRANSACTIONS
Shares Sold                                                26,929,495              67,824,580
Shares Issued from Reinvestment
   of Distribution                                         10,699,379              27,888,096
                                                      ---------------------------------------
                                                           37,628,874              95,712,676
Shares Repurchased                                       (39,381,502)           (105,096,248)
                                                      ---------------------------------------
Net Decrease in Fund Shares                               (1,752,628)             (9,383,572)
                                                      =======================================

See Notes to Financial Statements

INVESCO Industrial Income Fund, Inc.
Notes to Financial Statements
UNAUDITED
     NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Industrial Income Fund, Inc. (the "Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund is an equity income fund that seeks the best possible current income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
     A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
     Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from dealers making a market for such securities.
     Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
     If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.
     Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
     B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
     The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
     Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the United States.

     Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.
     C. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
     Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
     Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
     D.   DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.
     E. EXPENSES - Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
     NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.60% on the first $350 million of average net assets; reduced to 0.55% on the next $350 million of average net assets; and 0.50% on average net assets in excess of $700 million. Effective October 15, 1992, IFG voluntarily agreed to waive a portion of its fee which exceeds 0.45% of average net assets in excess of $2 billion. In addition, effective October 21, 1993, IFG voluntarily agreed to waive a portion of its fee which exceeds 0.40% of average net assets in excess of $4 billion.
     In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Fund are made by ITC. Fees for such sub-advisory services are paid by IFG.
     In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
     IFG receives a transfer agent fee at an annual rate of $14.00 per shareholder account, or per participant in an omnibus account. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
     A plan of  distribution  pursuant  to Rule  12b-1 of the Act  provides  for reimbursement of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of average annual net assets. Amounts accrued by the Fund are available to reimburse the Distributor for actual expenditures incurred within a rolling twelve-month period. For the six months ended December 31, 1995, the Fund paid the Distributor $3,324,595 for reimbursement of expenses incurred.

     NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended December 31, 1995, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $1,068,022,562 and $1,247,674,115, respectively.
     For the six months ended December 31, 1995, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $253,902,019 and $167,472,247, respectively.
     NOTE 4 - APPRECIATION AND DEPRECIATION. At December 31, 1995, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $667,861,131 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $37,742,910 resulting in net appreciation of $630,118,221.
     NOTE 5 - TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
     The Fund has adopted an unfunded noncontributory defined benefit pension plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 25% of the retainer fee at the time of retirement.
     Pension expenses for the six months ended December 31,1995, included in Directors' Fees and Expenses in the Statement of Operations were $23,556. Unfunded accrued pension costs of $108,817 and pension liability of $212,032 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.
     An affiliated company represents ownership by the Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the six months ended December 31, 1995, in which the issuer was an affiliate of the Fund, is as follows:



                                                   Purchases                   Sales                    Realized
                                              ------------------      ------------------    Dividend    Gain on        Value at
Affiliate                                     Shares        Cost      Shares        Cost     Income     Investments    12/31/95
-------------------------------------------------------------------------------------------------------------------------------
Nokia Corp Sponsored ADR
   Representing Ord A Shrs                   700,000 $37,996,295           -           -         -          -       $27,212,500


NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC") from a consortium of national banks to be used for temporary or emergency purposes to redeem investors shares. The LOC permits borrowings to a maximum of 5% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. For the fiscal year ended December 31, 1995, there were no such borrowings.

INVESCO Industrial Income Fund, Inc.
Financial Highlights
(For a Fund Share Outstanding Throughout Each Period)

                                      Six Months
                                           Ended
                                     December 31                               Year Ended June 30
                                  --------------          -----------------------------------------------------------------
                                            1995           1995          1994            1993           1992           1991
                                       UNAUDITED
PER SHARE DATA
Net Asset Value -
   Beginning of Period                    $11.92         $11.32         $11.53         $10.67          $9.74          $9.39
                                  --------------          -----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                       0.20           0.42           0.36           0.31           0.28           0.36
Net Gains on Securities
   (Both Realized and Unrealized)           1.04           1.14           0.02           1.33           1.38           0.81
                                  --------------          -----------------------------------------------------------------
Total from Investment
   Operation                                1.24           1.56           0.38           1.64           1.66           1.17
                                  --------------          -----------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                        0.20           0.42           0.36           0.32           0.29           0.34
In Excess of Net Investment Income          0.00           0.00           0.11           0.00           0.00           0.00
Distributions from Capital Gains            0.24           0.54           0.12           0.46           0.44           0.48
                                  --------------          -----------------------------------------------------------------
Total Distributions                         0.44           0.96           0.59           0.78           0.73           0.82
                                  --------------          -----------------------------------------------------------------
Net Asset Value -
   End of Period                          $12.72         $11.92         $11.32         $11.53         $10.67          $9.74
                                  ==============          =================================================================
TOTAL RETURN                            10.44%*          14.79%          3.24%         15.66%         17.04%         13.06%

RATIOS
Net Assets -End of Period
   ($000 Omitted)                     $4,256,092     $4,009,609     $3,913,322     $3,412,527     $2,092,955       $881,226
Ratio of Expenses to
   Average Net Assets#                   0.47%*@          0.94%          0.92%          0.96%          0.98%          0.94%
Ratio of Net Investment Income
   to Average Net Assets#                1.61%*           3.61%          3.11%          2.94%          2.75%          3.92%
Portfolio Turnover Rate                    34%*             54%            56%           121%           119%           104%

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended December 31, 1995, and for the years ended June 30, 1995, 1994 and 1993. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.49% (not annualized), 0.97%, 0.95% and 0.98%, respectively, and ratio of net investment income to average net assets would have been 1.59% (not annualized), 3.58%, 3.08%, and 2.92%, respectively.

@ Ratio reflects Total Expenses, less absorbed expenses by the investment adviser.

                                 FAMILY OF FUNDS

                                                                       Newspaper
Fund Name                          Fund Code       Ticker Symbol    Abbreviation
--------------------------------------------------------------------------------
International
Latin American Growth                 34               IVSLX           LatinAmGr
European Small Company                37               IVECX           EuroSmCo
European                              56               FEURX             Europ
Pacific Basin                         54               FPBSX             PcBas
International Growth                  49               FSIGX            IntlGr
--------------------------------------------------------------------------------
Sector
Energy                                50               FSTEX             Enrgy
Environmental Services                59               FSEVX            Envirn
Financial Services                    57               FSFSX            FinSvc
Gold                                  51               FGLDX             Gold
Health Sciences                       52               FHLSX            HlthSc
Leisure                               53               FLISX            Leisur
Technology                            55               FTCHX             Tech
Worldwide Capital Goods               38               ISWGX            WldCap
Worldwide Communications              39               ISWCX            WldCom
--------------------------------------------------------------------------------
Growth, Value
Emerging Growth                       60               FIEGX            Emgrth
Value Equity                          46               FSEQX             ValEq
Small Company                         74               IDSCX            DivSmCo
Dynamics                              20               FIDYX             Dynm
Growth                                10               FLRFX             Grwth
--------------------------------------------------------------------------------
Equity-Income
Industrial Income                     15               FIIIX            IndInc
Utilities                             58               FSTUX             Util
--------------------------------------------------------------------------------
Balanced/Multiple-Asset
Multi-Asset Allocation                70               IMAAX           MulAstAl
Balanced                              71               IMABX              Bal
Total Return                          48               FSFLX            TotRtn
--------------------------------------------------------------------------------
Bond
High Yield                            31               FHYPX             HiYld
Select Income                         30               FBDSX            SelInc
U.S. Government Securities            32               FBDGX             USGvt
Intermediate Government Bond          47               FIGBX            IntGov
Short-Term Bond                       33               INIBX            ShTrBd
--------------------------------------------------------------------------------
Tax-Exempt
Tax-Free Long-Term Bond               35               FTIFX             TxFre
Tax-Free Intermediate Bond            36                 *                 *
--------------------------------------------------------------------------------
Money Market
Tax-Free Money Fund                   40               FFRXX              N/A
Cash Reserves                         25               FDSXX              N/A
U.S. Government Money Fund            44               FUGXX              N/A

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO FUNDS

To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information, call toll-free:
1-800-525-8085

To reach PAL(r), your 24-hour Personal Account
Line call:  1-800-424-8085

Or write to:
INVESCO Funds Group, Inc.,(sm) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

If you're in Denver, please visit one of our convenient Investor Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center, 7800 East Union Avenue,
Lobby Level

This information must be preceded or
accompanied by an effective prospectus.